Exhibit 99.3

getaround

All content in this file is confidential. DISCLAIMER This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Getaround, Inc. (“Getaround” or the “Company”) and InterPrivate II Acquisition Corp. (“InterPrivate”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of y our firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Getaround or InterPrivate, and that you will return to Getaround and InterPrivate, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will InterPrivate, Getaround or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Getaround or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Getaround and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. / 2

NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Gross Booking Value Net Marketplace Revenue, Trip Contribution Margin and adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are provided to enhance the reader’s understanding of Getaround’s financial performance and its prospects for the future. Getaround’s management team uses these non-GAAP financial measures in assessing Getaround’s financial performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods used to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with Getaround’s consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this Presentation. ADDITIONAL INFORMATION AND WHERE TO FIND IT This Presentation relates to the Proposed Business Combination, but does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. InterPrivate intends to file with the SEC a registration statement on Form S-4 relating to the Proposed Business Combination that will include a proxy statement of InterPrivate and a prospectus of InterPrivate. When available, the definitive proxy statement/ prospectus and other relevant materials will be sent to all InterPrivate stockholders as of a record date to be established for voting on the Proposed Business Combination. InterPrivate also will file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and securities holders of InterPrivate are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about InterPrivate, Getaround and the Proposed Business Combination. Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate may be obtained free of charge from InterPrivate’s website at https://ipvspac.com/ or by written request to InterPrivate at InterPrivate II Acquisition Corp., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019. / 3

FORWARD-LOOKING STATEMENTS This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination between Getaround and InterPrivate, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the completion of the Proposed Business Combination, the services offered by Getaround and the markets in which it operates, the expected total addressable market for the services offered by Getaround, the sufficiency of the net proceeds of the Proposed Business Combination to fund Getaround’s operations and business plan and Getaround’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Proposed Business Combination may not be completed by InterPrivate’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of InterPrivate and Getaround, the satisfaction of the minimum trust account amount following redemptions by InterPrivate’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the Proposed Business Combination on Getaround’s business relationships, performance, and business generally, (vii) risks that the pendency or consummation of the Proposed Business Combination disrupts current plans and operations of Getaround, (viii) the outcome of any legal proceedings that may be instituted against Getaround, InterPrivate or others related to the business combination agreement or the Proposed Business Combination, (ix) the ability to meet New York Stock Exchange listing standards at or following the consummation of the Proposed Business Combination, (x) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Getaround operates, variations in performance across competitors, changes in laws and regulations affecting Getaround’s business and the ability of Getaround and the post-combination company to retain its management and key employees, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination (including the ability of Getaround to achieve adjusted EBITDA breakeven), gauge and adapt to industry trends and changing host, guest and consumer preferences, and identify and realize additional opportunities, (xii) the risk of adverse or changing economic conditions, including the resulting effects on consumer spending, and the possibility of rapid change in the highly competitive industry in which Getaround operates, (xiii) the risk that Getaround and its current and future partners are unable to successfully develop and scale Getaround’s products and offerings, or experience significant delays in doing so, (xiv) the risk that Getaround may never achieve or sustain profitability, (xv) the risk that Getaround will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the ability to maintain strategic partnerships, including integrations and collaborations with original equipment manufacturers and ride hailing apps, (xix) the risk of product liability or regulatory lawsuits or proceedings relating to Getaround’s products and offerings, (xx) the risk that Getaround is unable to secure or protect its intellectual property, (xxi) the effects of COVID-19 or other public health crises on Getaround’s business and results of operations, the travel and transportation industries, travel and transportation trends, and the global economy generally, and (xxii) costs related to the Proposed Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of InterPrivate’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by InterPrivate from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Getaround and InterPrivate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Getaround nor InterPrivate gives any assurance that either Getaround or InterPrivate will achieve its expectations. / 4

Transaction summary in millions, except per share values Key transaction terms • Pro forma enterprise value of $900M • Pro forma net balance sheet cash assumes no redemptions, $50M equity1, $175M Mudrick convertible notes, $67M balance sheet cash, and $80M debt as of 12/31/21 • At closing, existing shareholders will retain 68% ownership in the pro forma company • Both the SPAC and the equity investors are 100% primary with all net proceeds (after transaction costs) going to the balance sheet Illustrative post-transaction ownership 5.7% Pro forma ownership 4.3% Existing Getaround shareholders $800 22.0% SPAC shareholders 259 68.0% Equity investors 50 Sponsor shares 67 Existing Getaround shareholders SPAC shareholders Total value $1,176 Equity investors Sponsor shares Illustrative pro forma valuation Pro forma capitalization Share price at merger $10.00 Total shares outstanding 117.6 Equity value $1,176 (-) Pro forma net balance sheet cash (276) Enterprise value $900 Sources & uses Sources SPAC cash in trust 259 53.5% Equity proceeds 50 10.3% Mudrick convertible notes 175 36.2% Total sources $484 100% Uses Cash to balance sheet (at closing) 389 80.4% Transaction fees and expenses 20 4.1% Planned debt repayment 75 15.5% Total uses $484 100% 1. $50M equity from any combination of PIPE or other equity financing sources NMV (non-GAAP) is all commissions collected from hosts plus incremental fees billed to guests less contra-revenue items (excludes earnings paid to hosts) Notes: (a) assumes nominal share price of $10, (b) pro forma ownership excludes warrants, earnout, and assumes no shareholder redemptions, (c) pro forma net balance sheet cash reduced by expected transaction fees, (d) 45mm Getaround shares deferred at closing, with vesting 4.5m shares at $13.50/sh, 4.5m shares at $17.00/sh, 6.0m shares at $25.00, 7.5m shares at each of $30.00/sh, $37.00/sh, $46.00/sh, and $55.00/sh (11 mm Getaround shares reserved at closing as earnout incentive for company personnel), (e) transaction structure includes 10mm shares in escrow for PIPE investor downside protection; any shares not used for downside protection will be released to pre-transaction Getaround shareholders (f) consummation of the Business Combination is subject to $175mm minimum cash after satisfying Sponsor’s redemption obligations and net of any Transaction Expenses or Deferred Underwriting Compensation and, if not satisfied at closing, Getaround can chose to waive the condition, (h) Sponsor shares include 0.2mm representative shares.

@Getaround